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                                                                     Ex. 10.3(a)

                                   LINEO, INC.
                         OEM RESELLER LICENSE AGREEMENT

                             ADDENDUM TO SCHEDULE D

1.  EFFECTIVE DATE:  JULY 31, 2000

2.  LICENSED PRODUCT:

     Lineo's Embedix SDK Toolkit which includes Lineo's standard service plan of
     * of upgrades and updates.

3. FEES AND PAYMENT: DaiShin agrees to pay to Lineo a non-refundable fee of * USD for * SDK's priced at * USD each, *.

     Payment Schedule is as follows.

     The sum of * USD shall be made payable within * of the effective date of this addendum. The balance of * USD shall be made payable within * of the effective date of this addendum.

4.  SIGNATURES:

     LINEO, INC.                          DAISHIN INFORMATION AND
                                          COMMUNICATIONS CO.

     By:  /s/ Greg Hill                   By:  /s/ Dong Kuk Kim
          -------------------------            ------------------------------
     Printed Name:  Greg Hill             Printed Name:  Dong Kuk Kim
                    ---------------                      --------------------
     Title:  CFO                          Title:  CTO
             ----------------------               ---------------------------
     Date:   July 31, 2000                Date:   July 31, 2000
             ----------------------               ---------------------------


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.